                                                                    EXHIBIT 10.6

                               SECOND AMENDMENT
                                    TO THE
               THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                        OF CYPRESS COMMUNICATIONS, INC.

     This Second Amendment dated December 1, 1999 (this "Amendment") to the Third Amended and Restated Stockholders Agreement of Cypress Communications, Inc. dated effective October 8, 1999, as previously amended by the First Amendment to the Third Amended and Restated Stockholders Agreement, dated November 23, 1999 (collectively, the "Stockholders Agreement") is by and among Cypress Communications, Inc. (the "Company"), Vornado Communications, L.L.C. ("Vornado"), Boston Properties Limited Partnership, Cornerstone Properties Limited Partnership, DWS Capital, LLC (the "REIT Investors") and Waterview Partners, L.P. ("Waterview") ("Vornado", the "REIT Investors, "Waterview" as applicable and collectively, "New Holders"), and all of the Stockholders of the Company party to the Stockholders Agreement.

                              STATEMENT OF FACTS

A. In connection with the issuance of additional shares of Series C Preferred Stock to the New Holders, the Company desires to admit each New Holder as Stockholder and as a New Investor of Company.

B. Each New Holder desires and agrees to be bound to all provisions of the Stockholders Agreement.

C. The Company and the Stockholders hereby agree to amend the Stockholders Agreement accordingly.

D. Capitalized terms used herein shall have the meanings set forth in the Stockholders Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and pursuant to Section 7.3 of the Stockholders Agreement, the Company, the New Holders, and the Stockholders agree as follows:

     1. Each New Holder is hereby admitted as a Stockholder, as an Investor and as a New Investor of the Company, with all the privileges and obligations associated therewith under the Stockholders Agreement.

     2. Each New Holder agrees to be bound to all provisions of the Stockholders Agreement.

     3.   Section 1.8 is hereby amended so that Section 1.8 reads as follows:

               "1.8 "Initiating Holders" shall mean (i) collectively, Centennial and Entrepreneurs Fund and their transferees permitted under this Agreement, (ii) collectively, Alta and Alta-Comm and their transferees permitted under this Agreement, (iii) collectively, Building Communications, Tenant Communications and ICL, (iv) collectively, NAS and Nassau, and their transferees permitted under this Agreement, (v) collectively, Gramercy and its transferees permitted under this Agreement, (vi) collectively, AEW and its transferees permitted under this Agreement, (vii) collectively, Cycom and its transferees permitted under this Agreement, (viii) collectively, Transwestern and its transferees permitted under this Agreement, (ix) collectively, upon their purchase of Series C Preferred Stock and their execution of this Agreement, the REIT Investors and their transferees permitted under this Agreement, (x) collectively, Brookfield and their transferees permitted under the Agreement, (xi) collectively, Vornado and its transferees permitted under the Agreement, (xii) collectively, Waterview and its transferees permitted under the Agreement and (xiii) collectively, Founding Stockholders holding Registrable Securities representing not less than sixty-five percent (65%) of the then-outstanding Founding Stock (excluding any outstanding Reserved Employee Stock)."

     4. The first sentence of Section 2.1(a) is hereby amended by changing the reference to clauses (i) through (xi) to clauses (i) through (xiii) so that, as amended, the first sentence of Section 2.1(a) reads as follows:

                    "(a)  Request for Registration. At any time or times after the effective date of the first registration statement filed by the Company under the Securities Act, each group of Initiating Holders (as described in clauses (i) through (xiii) of Section 1.8, except as otherwise provided herein, may require that the Company effect one registration under the Securities Act utilizing a registration on Form S-1 or any similar form (a "Long Form Registration") and as many times as requested by the Initiating Holders utilizing a Form S-3 or any similar form, if available (a "Short-Form Registration") (each a "Demand Registration")."

     5. Section 1.12 is hereby amended to add the following sentence at the end of such Section:

               Vornado Operating Company, Vornado Operating L.P. and each individual in a management position of Vornado Realty Trust shall be deemed to be Permitted Transferees of Vornado for all purposes of this Agreement.

     6. All remaining provisions of the Stockholders Agreement shall remain unchanged and effective and are incorporated herein by reference.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Third Amended and Restated Stockholders Agreement effective as of the day and year first above written.

                         Company
                         -------

                         CYPRESS COMMUNICATIONS, INC.

                         By: /s/ Barry L. Boniface
                            -------------------------------
                         Name: Barry L. Boniface
                              -----------------------------
                         Title: Chief Financial Officer
                               ----------------------------


                         Stockholders
                         ------------

                         INVESTORS:

                         CENTENNIAL FUND V, L.P.

                         By:  Centennial Holdings V, L.P., General Partner

                         By: /s/ Jeffrey H. Schutz
                             ------------------------------
                                 General Partner


                         CENTENNIAL ENTREPRENEURS FUND V, L.P.

                         By:  Centennial Holdings V, L.P., General Partner

                         By: /s/ Jeffrey H. Schutz
                             ------------------------------

                         ALTA COMMUNICATIONS VI, L.P.

                         By:  Alta Communications VI Management Partners, L.P.

                         By:  /s/ William P. Egan
                             ------------------------------
                                 General Partner


                         ALTA-COMM S BY S, LLC

                         By: /s/ William P. Egan
                             ------------------------------
                                 Member

                         TENANT COMMUNICATIONS, INC.

                         By:   /s/ John Halsted
                             ------------------------------
                         Name:     John Halsted
                               ----------------------------
                         Title:    SVP
                                ---------------------------

                         BUILDING COMMUNICATIONS, LLC

                         By:  Beacon Capital Partners, L.P., Member

                              By:   Beacon Capital Partners, Inc.,
                                         its General Partner

                         By:   /s/ John Halsted
                             ------------------------------
                         Name:     John Halsted
                               ----------------------------
                         Title:    SVP
                                ---------------------------


                         INVESTOR COMMUNICATIONS LLC

                         By:  Beacon Communications LLC,
                                    its Manager


                         By:   /s/ John Halsted
                             ------------------------------
                         Name:     John Halsted
                               ----------------------------
                         Title:  Manager
                                ---------------------------

                         NAS PARTNERS L.L.C.


                         By: /s/ Randall A. Hack
                             ------------------------------
                         Name: Randall A. Hack
                               ----------------------------
                         Title: Member
                                ---------------------------

                         TRANSWESTERN COMMERCIAL SERVICES, L.L.C.


                         By:   /s/ Transwestern Commercial
                                   Services, L.L.C.
                             ------------------------------
                         Name: ____________________________
                         Title: ___________________________


                         GRAMERCY CYPRESS LLC


                         By: /s/ Laurence Grafstein
                            -------------------------------
                         Name: Laurence Grafstein
                              -----------------------------
                         Title: Managing Director
                               ----------------------------


                         NASSAU CAPITAL PARTNERS III, L.P.

                         By:  Nassau Capital L.L.C.


                         By: /s/ Randall A. Hack
                             ------------------------------
                         Name: Randall A. Hack
                               ----------------------------
                         Title: Member
                                ---------------------------


                         LATONA CYCOM INVESTMENT L.L.C.


                         By: /s/ Todd M. Duchene
                            -------------------------------
                         Name: ____________________________
                         Title:____________________________


                         AEW PARTNERS III, L.P.

                         By:   AEW Partners III, L.L.C., its General Partner

                         By: /s/ Marc Davidson
                             ------------------------------
                         Name:   Marc Davidson
                               ----------------------------
                         Title: Vice President
                                ---------------------------

                         BROOKFIELD INTERNATIONAL PROPERTIES, INC.

                         By:   /s/ George A. Gleadall
                             ------------------------------
                         Name:   George A. Gleadall
                               ----------------------------
                         Title:  Director
                                ---------------------------

                         FOUNDING STOCKHOLDERS:

                         /s/ R. Stanley Allen
                         ----------------------------------
                         R. Stanley Allen

                         /s/ Ward C. Bourdeaux, Jr.
                         ----------------------------------
                         Ward C. Bourdeaux, Jr.


                         __________________________________
                         Michael Moh


                         ITC Service Company

                         By: ______________________________
                         Name: ____________________________
                         Its: _____________________________


                         __________________________________
                         Andrew Purinton


                         /s/ Mark H. Dunaway
                         ----------------------------------
                         Mark H. Dunaway


                         __________________________________
                         John L. Thompson


                         /s/ Mark A. Graves
                         ----------------------------------
                         Mark A. Graves

                         /s/ Barry L. Boniface
                         ----------------------------------
                         Barry L. Boniface


                         __________________________________
                         George J. Cisler

                         NEW HOLDERS:

                         VORNADO COMMUNICATIONS, L.L.C.

                         By: Vornado Realty L.P., its manager

                         By: Vornado Realty Trust, its general partner


                         By: /s/ Irwin Goldberg
                            ------------------------------
                         Name: Irwin Goldberg
                               ---------------------------
                         Title: Vice President, CEO
                                --------------------------


                         WATERVIEW PARTNERS, L.P.

                         By: Waterview Advisors, L.P.
                             Its General Partner

                         By: /s/ William C. Vrattos
                             ------------------------------
                         Name:   William C. Vrattos
                               ----------------------------
                         Title: Managing Director
                                ---------------------------

                      New Holders Signature Page Continued



                         BOSTON PROPERTIES
                         LIMITED PARTNERSHIP

                         By:  Boston Properties, Inc.
                             ------------------------------
                                Its General Partner

                         By:  /s/ Robert E. Burke
                             ------------------------------
                         Name:  Robert E. Burke
                               ----------------------------
                         Title:  Executive Vice President
                                ---------------------------

                         CORNERSTONE PROPERTIES
                         LIMITED PARTNERSHIP


                         By:  Cornerstone Properties Inc.
                             ------------------------------
                                Its General Partner

                         By:  /s/ H. Lee Van Boven
                             ------------------------------
                         Name:  H. Lee Van Boven
                               ----------------------------
                         Title: Chief Operating Officer
                                ---------------------------

                         DWS CAPITAL LLC


                         By:  /s/ P. Eric Yopes
                             ------------------------------
                         Name: P. Eric Yopes
                               ----------------------------
                         Title:
                                ---------------------------